SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 16, 1997
                        (Date of earliest event reported)


                               The DII Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware               0-21374              84-1224426
  (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)        File Number)       Identification No.)


                             6273 Monarch Park Place
                                    Suite 200
                              Niwot, Colorado 80503
              (Address and zip code of principal executive offices)


                                 (303) 652-2221
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On September 16, 1997, The DII Group, Inc. (the "Registrant") issued a press release announcing that it had completed a $150 million private placement of its 8.5% senior subordinated notes due 2007 to certain qualified investors and overseas persons, which notes are not registered or required to be registered under the Securities Act of 1933, as amended (the "Act"). The
Registrant is filing a copy of the press release with the Securities and Exchange Commission as required under Rule 135c(d) under the Act under the cover of this Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

        99.1            Copy of Press Release dated September 16, 1997.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          The DII Group, Inc.




Date: September 17, 1997                  By:    /s/ Thomas J. Smach
                                          --------------------------------------
                                          Name: Thomas J. Smach
                                          Title:   Chief Financial Officer